Exhibit 10.1

[•], 2013

Global Defense & National Security Systems, Inc.

11921 Freedom Drive, Suite 550
Two Fountain Square

Reston, Virginia 20190

Re: INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

This letter (this "Letter Agreement") is being delivered to you in accordance with the Underwriting Agreement (the "Underwriting Agreement") entered into among Global Defense & National Security Systems, Inc., a Delaware corporation (the “Company”), Cowen & Company, LLC, Maxim Group LLC, and I-Bankers Securities, Inc. (together with Cowen & Company, LLC and Maxim Group LLC, the “Underwriters”), dated [•], 2013, relating to an underwritten initial public offering (the “IPO”) of 6,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company. The Common Stock shall be sold in the IPO pursuant to a registration statement on Form S-1 and prospectus (the "Prospectus") filed by the Company with the Securities and Exchange Commission and the Company shall apply to have the Common Stock listed on the Nasdaq Capital Market. Certain capitalized terms used herein are defined in Section 13 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a proposed Business Combination, the undersigned will vote all Insider Shares and any shares acquired by the undersigned in the IPO or the secondary public market in favor of any such proposed Business Combination. The undersigned will not convert any of the shares of Common Stock owned by the undersigned into their pro rata share of the aggregate amount then on deposit in the Trust Account in connection with a stockholder vote to approve a Business Combination or in connection with any vote to amend the Amended and Restated Certificate of Incorporation of the Company or sell any of the shares of Common Stock owned by the undersigned pursuant to a tender offer as described in the Registration Statement.

2. In the event that the Company fails to consummate a Business Combination within twenty one (21) months from the effective date (the “Effective Date”) of the Registration Statement, the undersigned will take all reasonable actions within the undersigned’s power to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, less franchise and income taxes to the extent they may be paid from interest earned on the Trust Account, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and Board of Directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The undersigned agrees that in connection with any cessation of the corporate existence of the Company, it will take all reasonable steps to cause the Company to adopt a plan of distribution in accordance with Section 281(b) of the General Corporation Law of the State of Delaware or any successor provision thereto. The undersigned hereby waives any and all right, title, interest or claim of any kind (each a “Claim”) in or to (x) any distribution of the Trust Account with respect to the undersigned’s Insider Shares in connection with a liquidation and (y) any remaining net assets of the Company after such liquidation. The undersigned hereby waives any Claim against the Trust Account the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the funds held in or distributed from the Trust Account for any reason, other than expressly permitted in the Registration Statement, including the redemption or liquidation of any IPO Shares purchased after the date of the IPO.

3. Except as disclosed in the Registration Statement, neither the undersigned nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided, that the undersigned shall be entitled to reimbursement from the Company upon approval by the Company’s Audit Committee for the undersigned’s reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

4. Neither the undersigned nor any Affiliate of the undersigned will be entitled to receive or accept from the Company a finder’s fee, broker commission or any other compensation in the event the undersigned or any Affiliate of the undersigned originates a Business Combination.

5. The undersigned shall place the undersigned’s Insider Shares in escrow, in accordance with the terms of a Securities Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent, in form and substance acceptable to the Company.

6. Of the total Insider Shares, 50% of such shares will be released from escrow six months after the closing of a Business Combination. The remaining 50% of the Insider Shares will be released from escrow one year after the closing of a Business Combination. Up to 261,290 of the Insider Shares will be released from escrow and mandatorily redeemed if the over-allotment option is not exercised in full by the Underwriters. Prior to the conclusion of such escrow periods, the Insider Shares will not be transferred, assigned sold or released from escrow, subject to certain limited exceptions, including transfers (1) to the Company’s officers, directors and employees, to the undersigned’s affiliates or its members upon its liquidation, (2) to relatives and trusts for estate planning purposes, (3) by virtue of the laws of descent and distribution upon death, (4) pursuant to a qualified domestic relations order, (5) by certain pledges to secure obligations incurred in connection with purchases of the Company’s securities or (6) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the shares were originally purchased, in each case where the transferee agrees to the terms of the escrow agreement and mandatory redemption, as the case may be.

7. The undersigned shall not transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until thirty (30) days after the completion of a Business Combination.

8. With respect to the undersigned, the information in the Registration Statement is true and accurate in all respects and does not omit any material information with respect to the undersigned. The undersigned represents and warrants that:

8.1 the undersigned is not subject to, or a respondent in, any legal action for any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

8.2 the undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud; (ii) relating to any financial transaction or handling of funds of another person; (iii) pertaining to any dealings in any securities; or (iv) moral turpitude, and the undersigned is not currently a defendant in any such criminal proceeding;

8.3 the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

8.4 a petition under any federal bankruptcy laws or any state insolvency law was not filed by or against, nor was a receiver, fiscal agent or similar officer appointed by a court for the business or property of the undersigned, or for any partnership in which the undersigned was a general partner within the past ten years;

8.5 the undersigned has not been subject to any order prohibiting and is not subject to any legal proceeding seeking to prohibit the undersigned from engaging in any type of business practice;

8.6 the undersigned has not been found by a court of competent jurisdiction in a civil action by the Securities and Exchange Commission or by any other federal or state administrative or regulatory authority to have violated any federal or state securities law;

8.7 the undersigned has not been found by a court of competent jurisdiction in a civil action by the Commodity Futures Trading Commission or by any other federal or state administrative or regulatory authority to have violated any federal or state commodities law; and

8.8 the Company will not consummate any Business Combination that involves a target acquisition which is affiliated with Global Defense & National Security Holdings LLC, a Delaware limited liability company (the "Sponsor"), or any of the officers or directors of the Company, including (i) an entity that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iii) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them (except an entity in which any of the foregoing or their affiliates are currently passive investors and had in the aggregate greater than 1% of the outstanding stock), unless the Company has obtained an opinion from an independent investment banking firm which is a member of the Financial Industry Regulatory Authority and the approval of a majority of the Company’s disinterested and independent directors (if it has any at that time) that the Business Combination is fair to its unaffiliated stockholders from a financial point of view.

9. [In the event of the distribution of the Trust Account upon the Company’s failure to complete a Business Combination within twenty-one (21) months from the Effective Date, the undersigned agrees (for purposes of this paragraph 9, the undersigned shall be referred to as the “Indemnitor”) to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or contracted for or products sold to the Company or (ii) a prospective target business with which the Company has entered into an acquisition agreement (a “Target”); provided, however, that such indemnification of the Company by the Indemnitor shall apply only to the extent necessary to ensure that such claims by a Target or by a third party for services rendered or products sold to the Company do not reduce the amount of funds in the Trust Account to below $10.45 per IPO Share (or $10.35 per IPO Share if the underwriters’ over allotment option is exercised in full); and provided, further, that such indemnification of the Company by the Indemnitor shall apply only if such third party or Target has not executed an agreement waiving claims against and all rights to seek access to the Trust Account. Notwithstanding any of the foregoing, such indemnification of the Company by the Indemnitor shall not apply as to any claims against the Company by the underwriters of the IPO. The Indemnitor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to the Indemnitor, the Indemnitor notifies the Company in writing that the Indemnitor shall undertake such defense. The Indemnitor agrees not to seek repayment of such expenses from the Company or the holders of the IPO Shares. Notwithstanding the foregoing, this paragraph 9 shall cease to be applicable upon consummation of a Business Combination.]1

10. This Letter Agreement shall be binding on the Company and the undersigned and the undersigned’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the date upon which the Business Combination is consummated and (ii) the date upon which the liquidation and distribution of the Trust Account is completed, provided that the following Sections shall survive such termination: 3, 4, 5, 11, 12, and 13.

1 To be included in letter agreement between the Company and the Sponsor.

11. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and the New York Civil Practice Laws and Rules 327(b). Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him or it arising out of or relating in any way to this letter agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

12. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Letter Agreement.

13. As used herein:

13.1 “Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

13.2. “Business Combination” shall have the meaning set forth in the Registration Statement.

13.3 “Insiders” shall mean each of the following:

Damian Perl
Dale R. Davis
Craig Dawson
Frederic Cassis
Gavin Long
Dean G. Popps
Hon. David C. Gompert
Dr. John Gannon
Global Defense & National Security Holdings LLC

13.4 “Insider Shares” shall mean all of the shares of Common Stock of the Company issued prior to the IPO and prior to the Private Placement Shares.

13.5 “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO.

13.6 “Registration Statement” shall mean the registration statement filed by the Company on Form S-1 (No. 377-00281) with the Securities and Exchange Commission on August 9, 2013, and any amendment or supplement thereto, in connection with the IPO.

13.7 “Private Placement Shares” shall mean the shares of Common Stock to be purchased by the undersigned simultaneously with and subject to the consummation of the Company’s IPO, as set forth in that certain Private Placement Agreement, dated as of [•], 2013, by and between the Company and the undersigned.

13.8 “Trust Account” shall mean the trust account established pursuant to the Investment Management Trust Agreement to be entered into by and between the Company and American Stock Transfer & Trust Company, as Trustee (the “Trust Agreement”), the amounts therein to be released only in the event of the consummation of a Business Combination, a liquidation of the Company or as otherwise permitted by the Trust Agreement.

14. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the undersigned and the Company.

15. The undersigned’s biographical information, in the case of an individual, furnished to the Company is true and accurate in all respects and does not omit any material information with respect to the undersigned’s background. In the case of an individual, the undersigned’s questionnaire furnished to the Company is true and accurate in all respects. The undersigned represents and warrants that: the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; the undersigned has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding; and the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

16. The undersigned, in the case of an individual, has full right and power, without violating any agreement to which he or she is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement and to serve as an officer of the Company or as a director on the board of directors of the Company, as applicable, and hereby consents to being named in the Registration Statement as an officer and/or director of the Company, as applicable.

Sincerely,

[	]

Accepted and agreed:

GLOBAL DEFENSE & NATIONAL SECURITY

SYSTEMS, INC.

By:
Name:
Title:

[Signature Page to Insider Letter]